UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2012

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of UQM Technologies, Inc. (the "Company") was held on August 8, 2012. At the Annual Meeting, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2013 Annual Meeting of Stockholders, (ii) ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013, (iii) approved the 2012 Equity Incentive Plan; (iv) approved the amendment and restatement of the Non-Employee Director Stock Option Plan; (v) approved the amendment of the Stock Bonus Plan and (vi) approved, by advisory vote, the compensation for named executives.

The Company had 36,560,564 shares of Common Stock outstanding as of June 11, 2012, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 30,838,290 shares of Common Stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1 The stockholders elected each of the seven nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
William G. Rankin	9,936,507	1,469,542	19,432,241
Eric R. Ridenour	10,465,079	940,970	19,432,241
Donald A. French	10,403,752	1,002,297	19,432,241
Stephen J. Roy	10,364,869	1,041,180	19,432,241
Jerome H. Granrud	10,270,321	1,135,728	19,432,241
Donald W. Vanlandingham	10,415,146	990,903	19,432,241
Joseph P. Sellinger	10,365,096	1,040,953	19,432,241

Proposal 2 The stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2013. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
30,238,335	330,670	269,285

Proposal 3 The stockholders approved the 2012 Equity Incentive Plan. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
8,352,803	2,916,026	137,220	19,432,241

Proposal 4 The stockholders approved the amendment and restatement of the Non-Employee Director Stock Option Plan to increase the number of shares available for grant under stock option awards by 500,000 shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
7,902,839	3,411,382	91,828	19,432,241

Proposal 5 The stockholders approved the amendment of the Stock Bonus Plan to increase the number of shares available for grant by 400,000 shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
8,211,102	3,055,804	139,143	19,432,241

Proposal 6 The stockholders approved the compensation of our named executives on an advisory basis. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
8,715,413	2,534,031	156,605	19,432,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.
Dated: August 10, 2012	By: /s/DONALD A. FRENCH
Donald A. French
Treasurer, Secretary and Chief
Financial Officer